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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported January 24, 2007

                         HAMPTON ROADS BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

          Virginia                     005-62335                 54-2053718
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia                  23510
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     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS.

         On January 24, 2007, Hampton Roads Bankshares, Inc. issued a press release announcing a dividend payable during the first quarter of 2007. This information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)           EXHIBITS:

EXHIBIT NO.   EXHIBIT TITLE
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99.1          Press release issued January 24, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Hampton Roads Bankshares, Inc.


Date:  January 24, 2007                By: /s/ Jack W. Gibson
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                                           Jack W. Gibson
                                           President and Chief Executive Officer